Preferred Stock	12 Months Ended
Dec. 31, 2017
Preferred Stock [Abstract]
Preferred Stock

NOTE 17 – PREFERRED STOCK

Series B Preferred Stock:

Commencing in April 2014, the Company conducted a private placement of up to 480,000 shares of its 6.25% Non-Cumulative Convertible Perpetual Preferred Stock, Series B (“Series B Preferred Stock”) for an offering price of $25.00 per share (the “Private Placement”).  Pursuant to the Private Placement, the Company sold an aggregate of 480,000 shares of Series B Preferred Stock on May 12, 2014 and July 15, 2014, for an aggregate offering price of $12,000.  After payment of approximately $482 in placement fees and approximately $149 of other offering expenses, the Company’s net proceeds from its sale of the 480,000 shares of Series B Preferred Stock in the Private Placement were approximately $11,369.

For each share of Series B Preferred Stock sold in the Private Placement, the Company also issued, at no additional charge, a Warrant to purchase common stock of the Company.  See Note 18-Common Stock Warrants for additional information.

Conversion of Series B Preferred Stock to Common Stock:

On September 29, 2017, the Company announced the conversion of its Series B Preferred Stock into shares of Common Stock of the Company.  The conversion was effective October 6, 2017, and resulted in the conversion of all 480,000 of the Company’s issued and outstanding shares of Series B Preferred Stock into approximately 6,857,143 shares of Common Stock.

The conversion of the Series B Preferred Stock resulted in the elimination of the non-cumulative preferred dividend payments on the Series B Preferred Stock beginning with the 4th quarter of 2017. The preferred dividends, in the aggregate amount of approximately $187,500 quarterly, or approximately $750,000 annually, will not be payable by the Company going forward.